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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 19, 2001

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                                  DIVINE, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-30043               36-4301991
(State or other jurisdiction of    (Commission File          (IRS Employer
incorporation or organization)          Number)           Identification No.)


                              1301 N. ELSTON AVENUE
                             CHICAGO, ILLINOIS 60622
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (773) 394-6600


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

CLOSING OF OPEN MARKET ACQUISITION

         On October 19, 2001 (the "Open Market Closing Date"), divine, inc. ("divine") completed its acquisition of Open Market, Inc. ("Open Market") in accordance with the terms of an Agreement and Plan of Merger, dated as of August 15, 2001 and amended as of September 10, 2001 (the "Open Market Merger Agreement"), by and among divine, Open Market, and DI1 Acquisition Company, a wholly-owned subsidiary of divine ("DI1"). Pursuant to the terms of the Open Market Merger Agreement, DI1 was merged with and into Open Market (the "Open Market Merger") and the approximately 53,392,000 shares of Open Market common stock that were outstanding on the Open Market Closing Date, giving effect to the conversion of the outstanding shares of Open Market's Series E 6% Cumulative Convertible Preferred Stock, were converted into the right to receive an aggregate of approximately 44,455,000 shares of class A common stock, par value $.001 per share, of the Company ("divine Stock") at an exchange rate of 0.8326 shares of divine Stock for each share of Open Market common stock (the "Open Market Exchange Ratio"). In addition, approximately 9,995,000 shares of divine Stock are issuable in connection with the exercise of options and warrants to purchase Open Market common stock that divine assumed in connection with the Open Market Merger. divine will pay the former Open Market stockholders cash in lieu of any fractional shares that would otherwise be issued in the Open Market Merger.

         The divine Stock issued in the Open Market Merger was registered under the Securities Act of 1933, as amended (the "Securities Act"). The acquisition was structured as a tax-free reorganization and is being accounted for by divine under the purchase method of accounting.

         The Joint Proxy Statement/Prospectus, dated September 17, 2001 (the "Joint Proxy Statement/Prospectus"), included in divine's Registration Statement on Form S-4, as amended (File No. 333-66488) (the "Registration Statement"), sets forth certain additional information regarding the Open Market Merger, divine, and Open Market. A copy of the Open Market Merger Agreement is filed herewith as Exhibit 2.1, a copy of the amendment to the Open Market Merger Agreement is filed herewith as Exhibit 2.2, and both are incorporated herein by this reference.

CLOSING OF ESHARE ACQUISITION

         On October 23, 2001 (the "eshare Closing Date"), divine completed its acquisition of eshare communications, Inc. ("eshare") in accordance with the terms of an Agreement and Plan of Merger, dated as of July 8, 2001 (the "eshare Merger Agreement"), by and among divine, eshare, and DES Acquisition Company, a wholly-owned subsidiary of divine ("DES"). Pursuant to the terms of the eshare Merger Agreement, eshare was merged with and into DES (the "eshare Merger") and the approximately 21,934,000 eshare common shares that were outstanding on the eshare Closing Date were converted into the right to receive an aggregate of approximately 68,434,000 shares of divine Stock at an exchange rate of 3.12 shares of divine Stock for each eshare common share (the "eshare Exchange Ratio"). In addition, options to purchase approximately 4,800,000 shares of divine Stock were issued in substitution for former options

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to purchase eshare common shares. divine will pay the former eshare shareholders cash in lieu of any fractional shares that would otherwise be issued in the eshare Merger.

         The divine Stock issued in the eshare Merger was registered under the Securities Act. The acquisition was structured as a tax-free reorganization and is being accounted for by divine under the purchase method of accounting.

         The Joint Proxy Statement/Prospectus included in divine's Registration Statement sets forth certain additional information regarding the eshare Merger, divine, and eshare. A copy of the eshare Merger Agreement is filed herewith as
Exhibit 2.3 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         (1) The audited consolidated balance sheets of Open Market and subsidiaries at December 31, 2000 and 1999, and the related consolidated statements of operations, redeemable convertible preferred stock and stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2000, and the unaudited consolidated balance sheet of Open Market and subsidiaries at June 30, 2001, the related consolidated statements of operations and cash flows for the six months ended June 30, 2000 and 2001, and the related consolidated statement of redeemable convertible preferred stock and stockholders' equity for the six months ended June 30, 2001 are set forth on pages F-24 through F-59 of the Joint Proxy Statement/Prospectus contained in the Registration Statement. Such financial statements and notes set forth on those pages are incorporated herein by this reference.

         (2) The audited consolidated balance sheets of eshare and subsidiaries at December 31, 2000 and 1999, and the related consolidated statements of operations, shareholders' equity, comprehensive (loss) income, and cash flows for each of the three years in the period ended December 31, 2000, and the unaudited consolidated balance sheet of eshare and subsidiaries at June 30, 2001, the related consolidated statements of operations and comprehensive (loss) income for the three and six months ended June 30, 2000 and 2001, the related consolidated statement of shareholders' equity for the six months ended June 30, 2001, and the related consolidated statements of cash flows for the six months ended June 30, 2000 and 2001 are set forth on pages F-2 through F-22 of the Joint Proxy Statement/Prospectus contained in the Registration Statement. Such financial statements and notes set forth on those pages are incorporated herein by this reference.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         (1) The unaudited pro forma condensed combined balance sheet of divine at June 30, 2001 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000 and the six months ended June 30, 2001,

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                  and the notes thereto, reflecting the pro forma effect on
                  divine of its acquisitions of Open Market and eshare, are set forth on pages 148 through 157 of the Joint Proxy Statement/Prospectus contained in the Registration Statement. Such pro forma financial statements and notes set forth on those pages are incorporated herein by this reference.


         (c)      EXHIBITS.

         The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 29, 2001

                            divine, inc.



                            By:  /s/ Michael P. Cullinane
                               ----------------------------------------------
                                 Michael P. Cullinane
                                 Executive Vice President, Chief Financial
                                 Officer, and Treasurer

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                                  DIVINE, INC.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                          DESCRIPTION OF EXHIBIT
-------                         ----------------------
 2.1     Agreement and Plan of Merger, dated as of August 15, 2001, among divine, inc., DI1 Acquisition Company, and Open Market, Inc. (the "Open
         Market Merger Agreement"), excluding exhibits and schedules thereto
         (incorporated by reference to Exhibit 2.1 to divine's Report on Form
         8-K filed August 17, 2001).

 2.2     Amendment, dated September 10, 2001, to the Open Market Merger
         Agreement (incorporated by reference to Exhibit 2.2(b) of divine's
         Registration Statement on Form S-4 (File Number 333-66488) (the
         "Registration Statement")).

 2.3 Agreement and Plan of Merger, dated as of July 8, 2001, among divine, inc., DES Acquisition Company, and eshare communications, Inc. (the
         "eshare Merger Agreement"), excluding exhibits and schedules thereto
         (incorporated by reference to Exhibit 2.1 to divine's Report on Form
         8-K filed July 12, 2001).

23.1 Consent of Arthur Andersen LLP, with respect to Open Market financial statements.

23.2 Consent of PricewaterhouseCoopers LLP, with respect to the financial statements of FutureTense, Inc. included in the Open Market financial statements.

23.3 Consent of Arthur Andersen LLP, with respect to eshare financial statements.

23.4 Consent of KPMG LLP, with respect to their report on the 1998 financial statements of eshare.com, Inc. (formerly eshare
         Technologies, Inc.).

99.1 Audited consolidated balance sheets of Open Market and subsidiaries at December 31, 2000 and 1999, and the related consolidated statements of operations, redeemable convertible preferred stock and stockholders' equity, and cash flows for each of the three years in the period ended
         December 31, 2000, and the unaudited consolidated balance sheet of Open
         Market and subsidiaries at June 30, 2001, the related consolidated statements of operations and cash flows for the six months ended

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         June 30, 2000 and 2001, and the related consolidated statement of redeemable convertible preferred stock and stockholders' equity for the six months ended June 30, 2001 (incorporated by reference to pages F-24 through F-59 of the Joint Proxy Statement/Prospectus contained in the
         Registration Statement).

99.2 Audited consolidated balance sheets of eshare and subsidiaries at December 31, 2000 and 1999, and the related consolidated statements of operations, shareholders' equity, comprehensive (loss) income, and cash flows for each of the three years in the period ended December 31, 2000, and the unaudited consolidated balance sheet of eshare and subsidiaries at June 30, 2001, the related consolidated statements of operations and comprehensive (loss) income for the three and six months ended June 30, 2000 and 2001, the related consolidated statement of shareholders' equity for the six months ended June 30, 2001, and the related consolidated statements of cash flows for the six months ended
         June 30, 2000 and 2001 (incorporated by reference to pages F-2 through F-22 of the Joint Proxy Statement/Prospectus contained in the Registration Statement).

99.3     Unaudited pro forma condensed combined balance sheet of divine at June
         30, 2001 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000 and the six months ended June 30, 2001, and the notes thereto, reflecting the pro forma effect on divine of its acquisitions of Open Market and eshare
         (incorporated by reference to pages 148 through 157 of the Joint Proxy
         Statement/Prospectus contained in the Registration Statement).

99.4     Independent Auditors' Report of KPMG LLP (incorporated by reference to
         Exhibit 99.5 of the Registration Statement).

99.5 Press release of divine, inc., dated October 19, 2001, announcing approval of the acquisition of each of Open Market and eshare by the stockholders of divine and Open Market and the shareholders of eshare, respectively, and the completion of the acquisition of Open Market
         (incorporated by reference to Exhibit 99.1 of divine's Form 8-K, dated
         October 22, 2001).

99.6 Press release of divine, inc., dated October 23, 2001, announcing the completion of the acquisition of eshare.